Fulfillment expense	12 Months Ended
Dec. 31, 2024
Fulfillment expense
Fulfillment expense
25 Fulfillment expense
Fulfillment expense is comprised of the following:

	For the year ended December 31,
In thousands of USD	2022	2023	2024
Fulfillment staff costs	20,062	13,293	12,470
Fulfillment centers expense	6,057	2,630	2,225
Freight and shipping expense	50,664	27,961	27,225
Fulfillment expense	76,783	43,884	41,920
Fulfillment expense decreased by 4.5% from USD 43.9 million in 2023 to USD 41.9 million in 2024, mainly driven by the effects of currency devaluation, partially offset by one-time costs associated with warehouse consolidations and the growth in Orders. On a per Order basis, excluding JumiaPay app Orders, which do not incur logistics costs, fulfillment expense decreased from $2.56 to $2.30.